Supplement to the Fidelity® Institutional Short-Intermediate Government Fund
January 28, 2002
Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of the shareholders of Fidelity® Institutional Short-Intermediate Government Fund will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the biographical information for Andrew Dudley found under the heading "Fund Management" in the "Fund Services" section on page 17.

George Fischer is vice president and manager of Institutional Short-Intermediate Government, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as a research analyst and manager.

ISIG-02-02 September 16, 2002
1.475734.104

Supplement to the Fidelity® Real Estate High Income Fund March 28, 2002
Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of the shareholders of Fidelity® Real Estate High Income Fund will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

REHI-02-01 September 16, 2002
1.742183.102